AMERICAN PENSION INVESTORS TRUST

                          SUPPLEMENT DATED MAY 5, 2005
                 TO ADVISOR CLASS PROSPECTUS DATED JULY 1, 2004


INVESTMENT OBJECTIVES AND STRATEGIES

      API EFFICIENT FRONTIER GROWTH FUND (THE "GROWTH FUND") -
      PRINCIPAL INVESTMENT STRATEGIES

      The first sentence of the first paragraph under "INVESTMENT OBJECTIVES AND STRATEGIES -- API Efficient Frontier Growth Fund (the "Growth Fund") - Principal Investment Strategies" on page 1 is replaced with the following sentence:

      The Growth Fund seeks to achieve its investment objective by investing primarily in (1) shares of investment companies, including open-end and closed-end investment companies and unit investment trusts (the "underlying funds") that seek long-term capital growth or appreciation by investing primarily in common stock or convertible securities, and (2) Standard & Poor's Depositary Receipts(TM), iShares MSCI funds(TM) and similar securities (the "index securities") that represent interests in a portfolio of common stocks designed to track the performance of a broad-based securities index.

      API EFFICIENT FRONTIER CAPITAL INCOME FUND (THE "CAPITAL INCOME FUND") - PRINCIPAL INVESTMENT STRATEGIES

      The first sentence of the first paragraph under "INVESTMENT OBJECTIVES AND STRATEGIES -- API Efficient Frontier Capital Income Fund (the "Capital Income Fund") - Principal Investment Strategies" on page 2 is replaced with the following sentence:

      The Capital Income Fund seeks to achieve its investment objective by investing primarily in (1) shares of underlying funds (as defined above) that seek to achieve an objective of high current income or total return by investing in income-producing equity securities, including dividend-paying common stocks and convertible securities, long- or short-term bonds and other fixed-income securities (such as U.S. Government securities, commercial paper and preferred stocks); and (2) index securities (as defined above) that represent interests in a portfolio of common stocks designed to track the performance of a broad-based securities index.




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      API EFFICIENT FRONTIER VALUE FUND (THE "VALUE FUND") -
      PRINCIPAL INVESTMENT STRATEGIES

      The last sentence of the first paragraph under "INVESTMENT OBJECTIVES AND STRATEGIES -- API Efficient Frontier Value Fund (the "Value Fund") - Principal Investment Strategies" on page 3 is replaced with the following sentence:

      In addition, the Value Fund may invest up to 35% of its total assets in underlying funds (as defined above) and index securities (as defined above) that represent interests in a portfolio of common stocks or fixed-income securities designed to track the performance of a broad-based securities index.

      API EFFICIENT FRONTIER INCOME FUND (THE "INCOME FUND") -
      PRINCIPAL INVESTMENT STRATEGIES

      The following sentence is added at the end of the first paragraph under "INVESTMENT OBJECTIVES AND STRATEGIES -- API Efficient Frontier Income Fund (the "Income Fund") - Principal Investment Strategies" on page 3:

      In addition, the Income Fund may invest up to 35% of its total assets in underlying funds (as defined above) and index securities (as defined above) that invest in a portfolio of fixed-income securities that are designed to track the performance of a broad-based debt securities index.

      ADDITIONAL INFORMATION  -UNDERLYING FUNDS:

      The paragraph under "Additional Information - Underlying Funds:" on page 4 is replaced in its entirety with the following:

      Each Fund may invest in shares of the same underlying fund; however, the Funds and their affiliates together may not hold more than 3% of an investment company's total outstanding voting shares.

PRINCIPAL RISKS

      The second heading on page 5 is deleted.

      On page 6, before the second paragraph, a new heading: "Growth Fund, Capital Income Fund and Multiple Index Fund" is inserted.

FEES AND EXPENSES

      The following text replaces footnote (2) under "FEES AND EXPENSES" on page 15.

      (2) "Total Annual Fund Operating Expenses" are based on operating expenses incurred by a Fund for the fiscal year ended May 31, 2004, adjusted to reflect current fees. In order to minimize their own expenses, the Funds or their


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


investment adviser seek to enter into agreements with underlying funds or service providers of underlying funds that will result in the underlying funds or their service providers effectively bearing a portion of the Funds' own expenses. There can be no assurance that this will materially reduce any Fund's expenses. The Fund's shareholders are also subject indirectly to the expenses of the underlying funds.


HOW TO INVEST

      The first paragraph under "HOW TO INVEST" on page 17 is replaced with the following:

        Advisor Class shares of each Fund are available for purchase only by (i) any account established under a bona fide "wrap fee program;" (ii) any account where the account holder pays a financial intermediary as compensation for its advice and other services an annual fee of at least 0.75% on the assets in the account; (iii) any institutional investor who invests at least $5,000,000 in the Trust; and (iv) any account where the account holder purchases Fund shares directly through Unified Financial Securities, Inc., the Funds' distributor. You or your financial advisor will be required to provide proof of eligibility to purchase Advisor Class shares under (i) through (iii). If a shareholder's account no longer qualifies under the eligibility standards described above, Advisor Class shares of each Fund that are held in that shareholder's account will be automatically converted to Class C shares of that Fund that have an aggregate net asset value equal to that of the converted shares. Such a conversion from Advisor Class shares to Class C shares is not considered a taxable event for federal income tax purposes.


                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.









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